U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 14, 2005
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-8401 (Commission File Number)	54-1345899 (IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On September 9, 2005, the Registrant entered into a severance compensation agreement with Paul M. Cofoni, President of the Registrant's wholly-owned subsidiary CACI, INC.-FEDERAL. The terms and provisions of the agreement are substantially similar to severance compensation agreements previously executed by the chief financial officer and the executive officer of CACI Limited, with the following exceptions: (i) if Mr. Cofoni's employment is terminated on or before August 15, 2007, his severance payment is equal to 1 year of his current salary and 1 year CACI executive health care, (ii) if Mr. Cofoni accepts post-employment with another entity that provides health care during the one-year period, then the Registrant will not provide him with health care coverage; (iii) if Mr. Cofoni's employment is terminated after August 15, 2007 for reason other than for cause or change in control, his severance payment is equal to 2 years of his then base salary; iv) in the event Mr. Cofoni's employment is terminated within 18 months following a change of control, he will receive a termination payment equal to 18-months of his base salary; and (v) Mr. Cofoni has a 2-year non-compete provision with the Registrant.

On September 12, 2005, the Registrant entered into a severance compensation agreement with William M. Fairl, Chief Operating Officer. The terms and provisions of the agreement are substantially similar to severance compensation agreements previously executed by the chief financial officer and the executive officer of CACI Limited, with the following exceptions: (i) Mr. Fairl's severance payment is equal to 4 months of his current base salary plus 1 month base salary for each year of service, up to an aggregate maximum of 12 months salary; (ii) in the event Mr. Fairl is terminated within one year following a change of control, he will receive a termination payment equal to 2 times the amount the Registrant would have been required to pay Mr. Fairl if his employment had been terminated in the absence of a change of control; and (iii) Mr. Fairl has a 2-year non-compete provision with the Registrant.

Reference is made to page 12 of the Registrant’s 2004 proxy statement on Form DEF14A filed with the Commission on October 22, 2004 for a description of the severance compensation agreements of the chief financial officer and the executive officer of CACI Limited.

Copies of Mr. Fairl's and Mr. Cofoni's severance compensation agreements are attached as Exhibits 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number
99.a	Severance Compensation Agreement between CACI International Inc and William M. Fairl.

99.b	Severance Compensation Agreement between CACI International Inc and Paul M. Cofoni.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Acting Director, Legal Division Counsel and Assistant Secretary